Exhibit 32.1

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

      Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

      1. I am the Chief Executive Officer of National Rural Utilities Cooperative Finance Corporation (“CFC”).

      2. To the best of my knowledge:

(A) CFC’s May 31, 2004 Form 10-K/A filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(B) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of CFC.

August 25, 2004

By:	/s/ SHELDON C. PETERSEN

Sheldon C. Petersen
Chief Executive Officer

      A signed original of this written statement required by Section 906 has been provided to National Rural Utilities Cooperative Finance Corporation and will be retained by National Rural Utilities Cooperative Finance Corporation and furnished to the Securities and Exchange Commission or its staff upon request.